Exhibit 10.1

EXECUTION VERSION

AMENDMENT AGREEMENT

dated July 30, 2020

Between (among others)

CSP ALPHA HOLDINGS PTE. LTD.

and

DBS BANK LTD.

as Agent

relating to a US$160,000,000 Senior Term and Revolving Facilities Agreement

dated 27 October 2017

(as amended by an amendment letter dated 10 November 2017, an amendment letter dated 8 December 2017, an amendment letter dated 15 January 2018, a consent letter dated 21 June 2018, as amended and restated pursuant to an amendment agreement dated 31 January 2019 and as further amended and restated pursuant to an amendment agreement dated 9 July 2020)

Contents

Clause		Page

1.	Interpretation	1
2.	Amendments	2
3.	Conditions Subsequent	2
4.	Representations	2
5.	New Liquidity Facility Fee	4
6.	Consents	4
7.	Security	4
8.	Commitments	4
9.	Miscellaneous	5
10.	Governing law	5

Schedule

1.	Conditions Precedent and Conditions Subsequent	6
2.	Commitments and Loans	17
3.	Amended Facilities Agreement	18

Signatories		1

THIS AGREEMENT is dated July 30, 2020 and made

BETWEEN:

(1)

STARTEK, INC., a company incorporated in Delaware with Delaware organisational identification number 2670773and registered office address at 6200 S. Syracuse Way, Suite 485 Greenwood Village, Colorado 80111 (StarTek);

(2)

CSP ALPHA MIDCO PTE. LTD., a company incorporated in Singapore with registration number 201726883N and registered office address at 160 Robinson Road, #10-01 Singapore Business Federation Centre, Singapore 068914 (the Parent);

(3)

CSP ALPHA HOLDINGS PTE. LTD., a company incorporated in Singapore with registration number 201705478E and registered office address at 160 Robinson Road, #10-01 Singapore Business Federation Centre, Singapore 068914, for itself and on behalf of the other Obligors under and as defined in the Facilities Agreement (defined below) (the Company); and

(4)	DBS BANK LTD., as agent of the other Finance Parties under and as defined in the Facilities Agreement (defined below) (the Agent).

BACKGROUND

(A)

This Agreement is supplemental to and amends a senior term and revolving facilities agreement dated 27 October 2017, as amended by an amendment letter dated 10 November 2017, an amendment letter dated 8 December 2017, an amendment letter dated 15 January 2018, a consent letter dated 21 June 2018, as amended and restated pursuant to an amendment agreement dated 31 January 2019 and as further amended and restated pursuant to an amendment agreement dated 9 July 2020 between, among others, the Company and the Agent (the Facilities Agreement).

(B)

The Lenders (as defined in the Facilities Agreement) have consented to the amendments to the Facilities Agreement contemplated by this Agreement. Accordingly, the Agent is authorised to execute this Agreement on behalf of the Finance Parties.

IT IS AGREED as follows:

1.	Interpretation

1.1	Definitions

In this Agreement:

Amended Facilities Agreement means the Facilities Agreement as amended and restated by this Agreement.

Confirmation Deed means each deed entered into between the Agent and the relevant Obligor setting out confirmations substantially similar in form and substance to those set out in clauses 5 and 6 of this Agreement.

CP Obligor means each of StarTek, and the Parent.

CS (Phase 2) Obligor means each of ESM Holdings Limited, Aegis Outsourcing UK Limited, Aegis Outsourcing South Africa Proprietary Limited, Main Street 741 Proprietary Limited, Aegis BPO Services Australia Holdings Pty Limited, Startek Australia Pty Ltd (formerly called Aegis Services Australia Pty Ltd) and     Aegis Netherlands II B.V.

Effective Date means the date on which the Agent gives the notification to the Company and the Lenders under paragraph 2(b) (Amendments) below or such other date as the Company and the Agent may agree.

New Liquidity Facility Fee Letter means the letter dated on or about the date of this Agreement between the Company and the Agent setting out the amount of the fee referred to in Clause 5 (New Liquidity Facility Fee).

Supplemental Security Document means each security agreement specified in paragraph 2(b) of Part 1 (Conditions Precedent), paragraph 2(b) of Part 3 (Conditions Subsequent (Phase 2)) and paragraph 2(b) of Part 4 (Conditions Subsequent (Phase 3)) of Schedule 1 (Conditions Precedent and Conditions Subsequent) of this Agreement.

1.2	Construction

(a)	Capitalised terms defined in the Facilities Agreement have, unless expressly defined in this Agreement, the same meaning in this Agreement.

(b)

The provisions of clause 1.2 (Construction), 1.4 (Third party rights) and 51 (Enforcement) of the Facilities Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Facilities Agreement are to be construed as references to this Agreement.

2.	Amendments

(a)	Subject as set out below, the Facilities Agreement will be amended from the Effective Date so that it reads as if it were restated in the form set out in Schedule 3 (Amended Facilities Agreement).

(b)

The Facilities Agreement will not be amended by this Agreement unless the Agent notifies the Company and the Lenders that it has received all of the documents set out in Part 1 (Conditions Precedent) of Schedule 1 (Conditions Precedent and Conditions Subsequent) in form and substance satisfactory to the Agent. The Agent shall give this notification as soon as reasonably practicable.

3.	Conditions Subsequent

The Company must deliver to the Agent each of the documents and evidence listed in:

(a)	Part 2 (Conditions Subsequent (Phase 1)) of Schedule 1 (Conditions Precedent and Conditions Subsequent) in form and substance satisfactory to the Agent, by no later than the dates set out therein;

(b)

Part 3 (Conditions Subsequent (Phase 2)) of Schedule 1 (Conditions Precedent and Conditions Subsequent) in form and substance satisfactory to the Agent, by no later than the date falling 30 days after the Effective Date (or, if different, the dates set out therein).

(c)

Part 4 (Conditions Subsequent (Phase 3)) of Schedule 1 (Conditions Precedent and Conditions Subsequent) in form and substance satisfactory to the Agent, by no later than the date falling six Months after the Effective Date.

4.	Representations

4.1	Representations

Each CP Obligor and the Company (for itself and on behalf of each of the other Obligors) makes the representations and warranties set out in Clause 4.2 (Binding obligations) to Clause 4.5 (Validity and admissibility in evidence) to each Finance Party on the date of this Agreement. References in this Clause to it or its include, unless the context otherwise requires, the Company, the CP Obligors and each of the other Obligors.

4.2	Binding obligations

Subject to the Legal Reservations, the obligations expressed to be assumed by it in this Agreement are, legal, valid, binding and enforceable obligations.

4.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, this Agreement do not and will not conflict with:

(a)	any law or regulation applicable to it;

(b)	its constitutional documents and the constitutional documents of any other member of the Group; or

(a)

any agreement or instrument which is binding upon it or any member of the Group or any of its or any member of the Group's assets or constitute a default or termination event (however described) under any such agreement or instrument in each case to the extent it would or is reasonably likely to have a Material Adverse Effect.

4.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action and obtained all necessary consents and approvals, to authorise its entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.

4.5	Validity and admissibility in evidence

All Authorisations required or desirable:

(a)	to enable it lawfully to enter into, exercise its rights and comply with its obligations in this Agreement; and

(b)	to make this Agreement admissible in evidence in its Relevant Jurisdictions,

have been obtained or effected and are in full force and effect.

4.6	Facilities Agreement

Each CP Obligor and the Company (for itself and on behalf of each of the other Obligors) confirms to each Finance Party that on the date of this Agreement and on the Effective Date, the Repeating Representations:

(a)	are true; and

(b)	would also be true if references to the Facilities Agreement are construed as references to the Amended Facilities Agreement.

In each case, each Repeating Representation shall be deemed to be made by reference to the facts and circumstances then existing and, in the case of the confirmation made on the date of this Agreement, as if the Effective Date had occurred.

5.	New Liquidity Facility Fee

The Company must pay to the Agent for the account of the Lenders under the Revolving Facility (New Liquidity Facility) an upfront fee in an amount and at the time referred to in the New Liquidity Facility Fee Letter.

6.	Consents

On the Effective Date, each CP Obligor and the Company (for itself and as agent for each other Obligor):

(a)	confirms its acceptance of the Amended Facilities Agreement;

(b)	agrees that it is bound as an Obligor by the terms of the Amended Facilities Agreement; and

(c)	(if a Guarantor) confirms that its guarantee:

(i)	continues in full force and effect on the terms of the Amended Facilities Agreement and any Accession Deed applicable to that Guarantor; and

(ii)	extends to the obligations of the Obligors under the Finance Documents (including the Amended Facilities Agreement),

in each case, subject to any limitations set out in clause 19.11 (Guarantee Limitations) and clause 19.12 (Excluded Swap Obligations and keepwell) of the Amended Facilities Agreement and any relevant Accession Deed applicable to that Guarantor.

7.	Security

(a)	On the Effective Date, each CP Obligor and the Company (for itself and as agent for each other Obligor) confirms that:

(i)

any Security created by it under the Transaction Security Documents extends to the obligations of the Obligors under the Finance Documents (including the Amended Facilities Agreement) subject to any limitations set out in the Transaction Security Documents;

(ii)

the obligations of the Obligors arising under the Amended Facilities Agreement are included in the Secured Obligations (as defined in the Transaction Security Documents) subject to any limitations set out in the Transaction Security Documents; and

(iii)	the Security created under the Transaction Security Documents continue in full force and effect on the terms of the respective Transaction Security Documents.

(b)	No part of this Agreement will create, creates or is intended to create, a registrable Security.

8.	Commitments

The parties to this Agreement acknowledge that:

(a)	the Term Facility Commitments of each Lender as at 28 July 2020 were as set out opposite its name in Part 1 of Schedule 2 (Commitments and Loans); and

(b)

the Revolving Facility Commitments of each Lender as at the Effective Date (taking into account the increase in the Revolving Facility Commitments under the Revolving Facility (New Liquidity Facility)) shall be as set out opposite its name in Part 2 of Schedule 2 (Commitments and Loans).

9.	Miscellaneous

(a)	Each of this Agreement, the Amended Facilities Agreement and the New Liquidity Facility Fee Letter is a Finance Document.

(b)

Subject to the terms of this Agreement, the Facilities Agreement will remain in full force and effect and, from the Effective Date, the Facilities Agreement and this Agreement will be read and construed as one document.

10.	Governing law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

Schedule 1

Conditions Precedent and Conditions Subsequent

Part 1

Conditions Precedent

1.	The Company and CP Obligors

(a)

A copy of the constitutional documents of the Company and each CP Obligor or, if the Agent already has a copy, a certificate of an authorised signatory of the Company or the relevant CP Obligor confirming that the copy in the Agent's possession is still correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(b)	A copy of a resolution of the board of directors or, if applicable, a committee of the board of directors of the Company and each CP Obligor:

(i)

approving the terms of, and the transactions contemplated by, this Agreement, the Supplemental Security Documents to which and (in the case of the Company) the New Liquidity Facility Fee Letter it is a party and resolving that it execute this Agreement, the Supplemental Security Documents to which it is a party and (in the case of the Company) the New Liquidity Facility Fee Letter;

(ii)

authorising a specified person or persons to execute this Agreement, the Supplemental Security Documents to which it is a party and (in the case of the Company) the New Liquidity Facility Fee Letter on its behalf; and

(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request and Selection Notice) to be signed and/or despatched by it under or in connection with, this Agreement, the Supplemental Security Documents and (in the case of the Company) the New Liquidity Facility Fee Letter to which it is a party.

(c)	If applicable, a copy of a resolution of the board of directors of the relevant company establishing the committee referred to in paragraph (b) above.

(d)	A specimen of the signature of each person authorised by the resolutions referred to in paragraph (b) above.

(e)

If applicable, a copy of a resolution signed by all holders of the issued shares in the Company and each CP Obligor approving the terms of, and the transactions contemplated by, this Agreement and the Supplemental Security Documents to which it is a party.

(f)

A certificate of the Company and each CP Obligor (signed by a director or, in the case of StarTek, signed by the signatory authorized by the resolutions described in paragraph 1(b) above) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded.

(g)

A certificate of an authorised signatory of the Company and each CP Obligor certifying that each copy document relating to it specified in this Part 1 of Schedule 1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Agreement.

(h)	In the case of StarTek, a solvency certificate signed by the chief financial officer or other officer acceptable to the Agent.

(i)	A good standing certificate of StarTek from its jurisdiction of incorporation, dated not earlier than five Business Days prior to the date of this Agreement.

2.	Finance Documents

(a)	This Agreement executed by each party to it.

(b)	The following Supplemental Security Documents executed by the Obligors as specified below opposite the relevant Supplemental Security Document:

Name of Security Provider	Supplemental Security Document
Parent	Supplemental share security agreement governed by Singapore law granting security over all the shares in the Company.
Parent	Supplemental debenture governed by Singapore law granting fixed and floating charges over all the assets of the Parent.
Company	Supplemental debenture governed by Singapore law granting fixed and floating charges over all the assets of the Company.
Company	Supplemental assignment agreement governed by English law assigning the Company’s rights under the Acquisition Agreement.
Company	Supplemental charge governed by Singapore law granting a fixed charge over the Debt Service Account, the Holding Account and the Mandatory Prepayment Account.
Company	Supplemental share pledge governed by Mauritius law amending the terms of the existing security over all of the shares in the Target.

(c)	The New Liquidity Facility Fee Letter.

(d)

A copy of all notices required to be sent and any other documents required to be executed and any consents required to be obtained under or in connection with the Supplemental Security Documents set out in paragraph 2(b) above together with acknowledgments from the addressee if such acknowledgment is required by the terms of the relevant Supplemental Security Document to be delivered in order to perfect the Transaction Security created thereunder, other than such notices, documents, consents or acknowledgments the provision or obtaining of which are subject to grace periods under the relevant Supplemental Security Documents.

3.	Legal opinions

The following legal opinions, each addressed to the Agent, the Security Agent and the Lenders:

(a)	A legal opinion of Allen & Overy LLP, legal advisers to the Agent as to English law, substantially in the form distributed to the Lenders prior to signing this Agreement.

(b)	A legal opinion of Allen & Overy LLP, legal advisers to the Agent as to Singapore law, substantially in the form distributed to the Lenders prior to signing this Agreement.

(c)	A legal opinion of DLA Piper LLP (US), legal advisers to the Company as to Delaware law, substantially in the form distributed to the Lenders prior to signing this Agreement.

4.	Other documents and evidence

(a)	Evidence that the fees, costs and expenses then due from the Company under this Agreement have been paid.

(b)

A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement or for the validity and enforceability of this Agreement and which is in respect of or incidental to any of the conditions precedent listed in this Part 1 of Schedule 1 and which is within the control of the Group, an Investor or any of their respective advisors.

(c)

A letter of authorisation from the Parent and the Company to Allen & Overy LLP to file and register the Supplemental Security Documents entered into by the Parent and the Company set out in paragraph 2(b) above in Singapore on their behalf.

Part 2

Conditions Subsequent (Phase 1)

(a)

The Target shall cause the supplemental share pledge governed by Mauritius law amending the terms of the existing security over all of the shares in the Target to be registered with the Registrar General of Mauritius and cause the registration of any other agreement in connection therewith as may be required by the Registrar General of Mauritius, within 30 days of the date of supplemental share pledge and shall thereafter promptly provide the supplemental share pledge bearing the registration stamp.

Part 3

Conditions Subsequent (Phase 2)

1.	The CS (Phase 2) Obligors

(a)

A copy of the constitutional documents of each CS (Phase 2) Obligor or, if the Agent already has a copy, a certificate of an authorised signatory of each CS (Phase 2) Obligor confirming that the copy in the Agent's possession is still correct, complete and in full force and effect as at a date no earlier than the date of the relevant Confirmation Deed.

(b)

A copy of a resolution (or, in the case of a CS (Phase 2) Obligor incorporated in Australia, an extract of a resolution) of the board of directors or, if applicable, a committee of the board of directors of each CS (Phase 2) Obligor:

(i)

approving the terms of, and the transactions contemplated by, this Agreement, the relevant Confirmation Deed and the Supplemental Security Documents to which it is a party and resolving that it execute the relevant Confirmation Deed and the Supplemental Security Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the relevant Confirmation Deed and the Supplemental Security Documents to which it is a party on its behalf;

(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request and Selection Notice) to be signed and/or despatched by it under or in connection with, this Agreement, the relevant Confirmation Deed or the Supplemental Security Documents to which it is a party; and

(iv)

in the case of Aegis Netherlands II B.V., a confirmation that Aegis Netherlands II B.V. does not have, is not under the legal obligation to have, and is not in the process of establishing a (joint (gemeenschappelijke), central (centrale) or group (groeps)) works council (ondernemingsraad) or European works council (Europese ondernemingsraad), and there is no, nor a legal obligation to have or a process pending for the establishment of a (joint (gemeenschappelijke), central (centrale) or group (groeps)) works council (ondernemingsraad) or European works council (Europese ondernemingsraad) in the group of companies of which Aegis Netherlands II B.V. forms part.

(c)	If applicable, a copy of a resolution of the board of directors of the relevant company establishing the committee referred to in paragraph (b) above.

(d)	A specimen of the signature of each person authorised by the resolutions referred to in paragraph (b) above.

(e)

If applicable, a copy of a resolution signed by all holders of the issued shares in each CS (Phase 2) Obligor approving the terms of, and the transactions contemplated by, this Agreement, the relevant Confirmation Deed and the Supplemental Security Documents to which it is a party.

(f)

A certificate of CS (Phase 2) Obligor (signed by a director) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded.

(g)

A certificate of an authorised signatory of each CS (Phase 2) Obligor certifying that each copy document relating to it specified in this Part 3 of Schedule 1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the relevant Confirmation Deed.

(h)	In respect of each CS (Phase 2) Obligor incorporated in the United Kingdom whose shares are the subject of Transaction Security (a Charged Company), either:

(i)	a certificate of an authorised signatory of the Company certifying that:

(A)	each member of the Group has complied within the relevant timeframe with any notice it has received pursuant to Part 21A of the Companies Act 2006 from that Charged Company; and

(B)	no "warning notice" or "restrictions notice" (in each case as defined in Schedule 1B of the Companies Act 2006) has been issued in respect of those shares,

together with a copy of the "PSC register" (within the meaning of section 790C(10) of the Companies Act 2006) of that Charged Company, which, in the case of a Charged Company that is a member of the Group, is certified by an authorised signatory of the Parent to be correct, complete and not amended or superseded as at a date no earlier than the date of this Agreement; or

(ii)	a certificate of an authorised signatory of the Company certifying that such Charged Company is not required to comply with Part 21A of the Companies Act 2006.

(i)	In the case of each CS (Phase 2) Obligor which is incorporated in South Africa under the South African Companies Act, a copy of a resolution of the board of directors:

(i)

complying with the requirements of section 44(3)(b) and section 44(4) of the South African Companies Act in connection with any financial assistance to be granted by that Obligor pursuant to section 44(2) of the South African Companies Act under the Finance Documents to which it is a party;

(ii)

complying with the requirements of section 45(3)(b) and section 45(4) of the South African Companies Act in connection with any financial assistance to be granted by that Obligor pursuant to section 45(2) of the South African Companies Act under the Finance Documents to which it is a party; and

(iii)

complying with the requirements of section 46 of the South African Companies Act in connection with any "distribution" (as defined in the South African Companies Act) that may arise as a result of its entry into the Finance Documents to which it is a party.

(j)	In the case of each CS (Phase 2) Obligor which is incorporated in South Africa under the South African Companies Act a copy of a special resolution of the shareholders:

(i)

approving, in accordance with section 44(3)(a)(ii) of the South African Companies Act, any financial assistance to be granted by that Obligor pursuant to section 44(2) of the South African Companies Act under the Finance Documents to which it is a party; and

(ii)

approving, in accordance with section 45(3)(a)(ii) of the South African Companies Act, any financial assistance to be granted by that Obligor pursuant to section 45(2) of the South African Companies Act under the Finance Documents to which it is a party.

(k)

In the case of each CS (Phase 2) Obligor which is incorporated or domiciled in South Africa, a copy of the application to, and approval of, the Financial Surveillance Department of the South African Reserve Bank in connection with the transactions contemplated by the Finance Documents.

2.	Finance Documents

(a)	A Confirmation Deed entered into by each CS (Phase 2) Obligor.

(b)	The following Supplemental Security Documents executed by the Obligors as specified below opposite the relevant Supplemental Security Document:

Name of Security Provider	Supplemental Security Document
Target and Aegis Netherlands II B.V.	Supplemental share security agreement governed by Malaysian law granting security over all the shares in Aegis BPO Malaysia Sdn Bhd held by the Target (99.99%) and Aegis Netherlands II B.V. (0.0067%).
Target	Supplemental floating charge governed by Mauritius law over all assets of the Target, excluding certain assets specified therein.
Target	Confirmatory specific security deed governed by Australian law granting security over all of the shares in Aegis BPO Services Australia Holdings Pty Ltd.
Target	Supplemental share security agreement governed by English law granting security over all the shares in Aegis Outsourcing UK Limited.
Aegis Outsourcing UK Limited	Supplemental debenture governed by English law granting security over substantially all of the assets of Aegis Outsourcing UK Limited.
Aegis BPO Services Australia Holdings Pty Limited and Startek Australia Pty Ltd (formerly called Aegis Services Australia Pty Ltd)

Confirmatory general security deed governed by Australian law over all the assets of Aegis BPO Services Australia Holdings Pty Ltd. and Startek Australia Pty Ltd (formerly called Aegis Services Australia Pty Ltd).

(c)

A copy of all notices required to be sent and any other documents required to be executed and any consents required to be obtained under or in connection with the Supplemental Security Documents set out in paragraph 2(b) above together with acknowledgments from the addressee if such acknowledgment is required by the terms of the relevant Supplemental Security Document to be delivered in order to perfect the Transaction Security created thereunder, other than such notices, documents, consents or acknowledgments the provision or obtaining of which are subject to grace periods under the relevant Supplemental Security Document.

3.	Legal opinions

The following legal opinions, each addressed to the Agent, the Security Agent and the Lenders:

(a)

A legal opinion of Allen & Overy LLP, legal advisers to the Agent as to English law, substantially in the form distributed to the Lenders prior to signing of the relevant Confirmation Deed referred to in this Part 3 of Schedule 1.

(b)

A legal opinion of Allen & Overy (South Africa) LLP, legal advisers to the Agent as to South African law, substantially in the form distributed to the Lenders prior to signing of the relevant Confirmation Deed referred to in this Part 3 of Schedule 1.

(c)

A legal opinion of Madun Gujadhur Chambers, legal advisers to the Agent as to Mauritius law, substantially in the form distributed to the Lenders prior to signing of the relevant Confirmation Deed referred to in this Part 3 of Schedule 1.

(d)

A legal opinion of Adnan Sundra & Low, legal advisers to the Agent as to Malaysian law, substantially in the form distributed to the Lenders prior to signing of the relevant Confirmation Deed referred to in this Part 3 of Schedule 1.

4.	Other documents and evidence

(a)

A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement or for the validity and enforceability of this Agreement and which is in respect of or incidental to any of the conditions subsequent listed in this Part 3 of Schedule 1 and which is within the control of the Group, an Investor or any of their respective advisors.

(b)	Evidence that this Agreement and the supplemental share security agreement governed by Malaysian law have been duly stamped in accordance with the Stamp Act 1949 of Malaysia.

(c)

The Target shall cause the supplemental floating charge governed by Mauritius law over all assets of the Target, excluding certain assets specified therein to be inscribed with the Conservator of Mortgages in Mauritius, and cause the registration of any other agreement in connection therewith as may be required by the Registrar General of Mauritius, within 30 days of the date of supplemental floating charge, and shall thereafter promptly provide the supplemental floating charge bearing the inscription stamp.

Part 4

Conditions Subsequent (Phase 3)

1.	Aegis Peru S.A.C. and the Conditions Subsequent (Phase 3) Security Provider

(a)

A copy of the constitutional documents of each of Aegis Peru S.A.C. and the Conditions Subsequent (Phase 3) Security Provider or, if the Agent already has a copy, a certificate of an authorised signatory of Aegis Peru S.A.C. or the Conditions Subsequent (Phase 3) Security Provider confirming that the copy in the Agent's possession is still correct, complete and in full force and effect as at a date no earlier than the date of the relevant Confirmation Deed.

(b)	A copy of a resolution of the board of directors or, if applicable, a committee of the board of directors of Aegis Peru S.A.C. and the Conditions Subsequent (Phase 3) Security Provider:

(i)

approving the terms of, and the transactions contemplated by, this Agreement, the relevant Confirmation Deed and the Supplemental Security Documents to which it is a party and resolving that it execute the relevant Confirmation Deed and the Supplemental Security Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the relevant Confirmation Deed and the Supplemental Security Documents to which it is a party on its behalf; and

(iii)

authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices (including, if relevant, any Utilisation Request and Selection Notice) to be signed and/or despatched by it under or in connection with, this Agreement, the relevant Confirmation Deed or the Supplemental Security Documents to which it is a party.

(c)	If applicable, a copy of a resolution of the board of directors of the relevant company establishing the committee referred to in paragraph (b) above.

(d)	A specimen of the signature of each person authorised by the resolutions referred to in paragraph (b) above (other than in respect of the Conditions Subsequent (Phase 3) Security Provider).

(e)

If applicable, a copy of a resolution signed by all holders of the issued shares in Aegis Peru S.A.C. and the Conditions Subsequent (Phase 3) Security Provider approving the terms of, and the transactions contemplated by, this Agreement, the relevant Confirmation Deed and the Supplemental Security Documents to which it is a party.

(f)

A certificate of Aegis Peru S.A.C. and the Conditions Subsequent (Phase 3) Security Provider (signed by a director) confirming that borrowing or guaranteeing or securing, as appropriate, the Total Commitments would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded.

(g)

A certificate of an authorised signatory of Aegis Peru S.A.C. and the Conditions Subsequent (Phase 3) Security Provider certifying that each copy document relating to it specified in this Part 4 of Schedule 1 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of the relevant Confirmation Deed.

2.	Finance Documents

(a)	Aegis Peru S.A.C. has entered into a Confirmation Deed.

(b)	The following Supplemental Security Documents executed by the Obligors as specified below opposite the relevant Supplemental Security Document:

Name of Security Provider	Supplemental Security Document
Aegis Netherlands II B.V. and Startek Australia Pty Ltd (formerly called Aegis Services Australia Pty Ltd)

Supplemental share security agreement governed by Argentinian law granting security over all the shares in Aegis Argentina S.A. (held by Aegis Netherlands II B.V (96.87%) and Startek Australia Pty Ltd (formerly called Aegis Services Australia Pty Ltd) (3.13%)).

Aegis Netherlands II B.V. and Aegis Argentina S.A.

Addendum to the share pledge (“Garantía Mobiliaria”) agreement governed by Peru law, amending the existing security over all the shares in Aegis Peru S.A.C. (held by Aegis Netherlands II BV (97%) and Aegis Argentina S.A. (3%)), to be entered into among the latter companies, the Security Agent and the Common Representative.

Aegis Peru S.A.C.

Addendum to the pledge (“Garantía Mobiliaria”) agreement governed by Peru law, amending the existing security over all existing and future movable assets (including cash and bank accounts) of Aegis Peru S.A.C., to be entered into among the latter company, the Security Agent and the Common Representative.

(c)

A copy of all notices required to be sent and any other documents required to be executed and any consents required to be obtained under or in connection with the Supplemental Security Documents set out in paragraph 2(b) above together with acknowledgments from the addressee if such acknowledgment is required by the terms of the relevant Supplemental Security Document to be delivered in order to perfect the Transaction Security created thereunder, other than such notices, documents, consents or acknowledgments the provision or obtaining of which are subject to grace periods under the relevant Supplemental Security Documents.

3.	Legal opinions

The following legal opinions, each addressed to the Agent, the Security Agent and the Lenders:

(a)

A legal opinion of Allen & Overy, legal advisers to the Agent as to Australian law, substantially in the form distributed to the Lenders prior to signing of the relevant Confirmation Deed referred to in this Part 4 of Schedule 1.

(b)

A legal opinion of Allen & Overy LLP, legal advisers to the Agent as to Dutch law, substantially in the form distributed to the Lenders prior to signing of the relevant Confirmation Deed referred to in this Part 4 of Schedule 1.

(c)

A legal opinion of. Bomchil, legal advisers to the Agent as to Argentinian law, substantially in the form distributed to the Lenders prior to signing of the relevant Confirmation Deed referred to in this Part 4 of Schedule 1.

(d)

A legal opinion of Rodrigo, Elias & Medrano Abogados, legal advisers to the Agent as to Peru law, substantially in the form distributed to the Lenders prior to signing of the relevant Confirmation Deed referred to in this Part 4 of Schedule 1.

4.	Other documents and evidence

(a)

A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Company accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement or for the validity and enforceability of this Agreement and which is in respect of or incidental to any of the conditions subsequent listed in this Part 4 of Schedule 1 and which is within the control of the Group, an Investor or any of their respective advisors.

(b)

With respect to each relevant Supplemental Security Document listed at paragraph 2(b) above governed by Peruvian law, the documents (in form and substance satisfactory to the Agent) evidencing the registration of such Supplemental Security Documents with the corresponding public registry and/or corporate ledger, as applicable.

Schedule 2

Commitments and Loans

Part 1

Term Facility Commitments

Name of Lender	Term Facility Commitment (US$)

DBS BANK LTD	25,917,666.65

ING BANK N.V., SINGAPORE BRANCH	29,468,686.44

KING'S TOWN BANK COMPANY LIMITED, TAIWAN	8,787,878.80

SIEMENS BANK GMBH, SINGAPORE BRANCH	14,939,393.95

STANDARD CHARTERED BANK	3,093,393.32

NEC CAPITAL SOLUTIONS SINGAPORE PTE. LIMITED	4,438,775.50

TAIPEI FUBON COMMERCIAL BANK CO., LTD, TAIWAN	8,787,878.80

BANK OF CEYLON, SRI LANKA	13,316,326.54

WOORI BANK, SINGAPORE BRANCH	13,050,000.00

Total	121,800,000.00

Part 2

Revolving Facility Commitments

Name of Lender	Revolving Facility Commitment (Original) (US$)	Revolving Facility Commitment (New Liquidity Facility) (US$)

DBS BANK LTD.	9,750,000.00	3,750,000

ING BANK N.V., SINGAPORE BRANCH	9,750,000.00	3,750,000

SIEMENS BANK GMBH SINGAPORE BRANCH	500,000.00	-

Total	20,000,000.00	7,500,000

Schedule 3

Amended Facilities Agreement

Signature pages omitted

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